SCHEDULE OF PREPAID EXPENSE AND OTHER CURRENT ASSETS (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Prepaid Expenses And Other Current Assets
Value-added tax receivable	$ 1,547	$ 602
Prepaid income taxes	1,000	1,763
Advances to suppliers	3,696	4,000
Prepaid expenses	643	1,445
Insurance recoveries	4,984	4,708
Other current assets	3,784	3,827
Total	$ 15,654	$ 16,345